Income from Transition Services Agreement	12 Months Ended
Dec. 31, 2025
Collaboration Agreements [Abstract]
Income from Transition Services Agreement
6. Income from Transition Services Agreement
In August 2025, we entered into a transition services agreement (“TSA”) with an unrelated party (“TSA Party”) to provide certain services unrelated to our principal operations, which represent the only performance obligation under this arrangement. For the year ended December 31, 2025, the Company recorded $1.2 million in connection with the TSA, which is presented separately as other income from transition services agreements in the consolidated statements of operations. The corresponding amounts for the year ended December 31, 2024 represent income from a different transition services agreement with BridgeBio Pharma (Note 13).